Exhibit 10.1

Second Amendment to

Employment Agreement

This Second Amendment (this “Amendment”) is effective as of the 10th day of September, 2015, between Kenneth E. Murphy III, an individual (“Executive”), Mattress Holding Corp., a Delaware corporation (“MHC”), and Mattress Firm Holding Corp., a Delaware corporation (“MFRM”).

WHEREAS, Executive, MHC and MFRM are parties to that certain Employment Agreement dated August 4, 2014, as amended by that certain First Amendment to Employment Agreement dated December 4, 2014 (as so amended, the “Agreement”); and

WHEREAS, the parties desire to make certain amendments to the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.              Amendments.  The Agreement is hereby amended as follows:

a.              The first sentence of Section 2 of the Agreement is hereby amended and restated in its entirety as follows:

“During the Term (as defined below), the Executive shall serve as President of the Company and shall report to the Chief Executive Officer, and be subject to the direction and control of, the Company’s Chief Executive Officer.”

2.              No Other Modifications.  Except as expressly modified by this Amendment, the terms and provisions set forth in the Agreement remain in full force and effect.

3.              Governing Law.  This Amendment shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

4.              Counterparts.  This Amendment may be in executed in counterparts, each of which is deemed an original, but all of which together shall constitute one and the same agreement. This Amendment may be executed or delivered by electronic or facsimile means, and electronic or facsimile copies of executed signature pages shall be binding as originals.

(Signatures on following page.)

Second Amendment to Murphy Employment Agreement

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

Mattress Holding Corp.

By:	/s/ Steve Stagner
Name:	Steve Stagner
Title:	President

Mattress Firm Holding Corp.

By:	/s/ Steve Stagner
Name:	Steve Stagner
Title:	Chief Executive Officer

/s/ Kenneth E. Murphy III
Kenneth E. Murphy III